UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010

SPANISH BROADCASTING SYSTEM, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On July 19, 2010, Spanish Broadcasting System, Inc. (the “Company”) appointed Marko Radlovic as the Chief Revenue Officer of the radio segment (“Chief Revenue Officer”) and continues to serve as the Senior Vice President and General Manager of the Los Angeles radio market. Mr. Radlovic is responsible for overseeing the revenue and profit performance of the Company’s radio segment and the day-to-day operational matters of the Los Angeles radio market. Under the terms of appointment, the Company will pay Mr. Radlovic an annual base salary of $275,000. In addition, Mr. Radlovic is eligible to receive an annual performance bonuses based on achieving certain performance targets for the Los Angeles radio market and the Company’s radio segment. Mr. Radlovic is also entitled to receive employee benefits provided to our management level employees, such as health and reimbursement of out-of-pocket business related expenses.

Prior to his appointment as Chief Revenue Officer effective July 19, 2010, Mr. Radlovic, age 47, was and continues to be the Senior Vice President and General Manager of the Los Angeles radio market since April 2009. Previously, Mr. Radlovic was the Executive Vice President and Chief Operating Officer of the Company from July 2005 through March 2009 and was our Chief Revenue Officer from December 2003 through June 2005. Additionally, Mr. Radlovic was Vice President/General Manager for our Los Angeles radio cluster from January 2002 until November 2003 and previously served as Vice President of Sales for the Los Angeles cluster. Prior to joining the Company, he was Market Manager for Cumulus Media in Southern California from January 2001 until August 2001 and was Vice President/General Manager for AM/FM Inc. in Los Angeles from October 1998 to October 2000.

No familial relationship exists between Mr. Radlovic and any other executive officer or director of the Company. Since the beginning of the Company’s last fiscal year, Mr. Radlovic has not engaged in or proposed to engage in any related party transaction as described in Item 404(a) of Regulation S-K. Mr. Radlovic is not a director of the Company or any other registered company.

The Company’s press release announcing the appointment of Mr. Radlovic is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 — Press Release of Spanish Broadcasting System, Inc., dated July 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
(Registrant)

July 23, 2010	By: /s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative
Officer Sr. Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Spanish Broadcasting System, Inc., dated July 23, 2010.

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